UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K
                                CURENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  May 1, 2000


                              Beeper Plus, Inc.
           (Exact name of registrant as specified in its chapter)

        Nevada                          33-5516-LA             88-0219239
 (State or other jurisdiction         (Commission            (IRS Employer
   of incorporation)                    File Number)       Identification No.)


      3900 Paradise Road, #201  Las Vegas, Nevada                  89109
      (Address of principal executive offices)                  (Zip Code)



      Registrant's telephone number, including area code  (702) 737-5560

                                     None
         (Former name or former address, if changed since last report)

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Item 4. Changes in Registrant's Certifying Accountant.

In November of 1999, Hein + Associates LLP, Certified Public Accountants (Hein), were engaged to serve as the Registrant's new auditors. The election of Hein, was approved by the Board of Directors of the Registrant. Prior to hiring Hein, neither management nor anyone acting on its behalf consulted Hein during our two most recent fiscal years or the subsequent interim periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Beeper Plus, Inc.
                                                   (Registrant)


                                               /s/Frank DeRenzo
                                                  (Signature)*
                                                Frank DeRenzo/President

Date May 2, 2000

*Print name and title of the signing officer under his signature.